UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

On May 8, 2024, HF Sinclair Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other items, the Company’s issuance of a press release announcing first quarter 2024 results and the Company’s regular quarterly dividend.

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the disclosure provided under Item 2.02 in the Original Form 8-K to correct the amount of the Company’s regular quarterly dividend to $0.50. This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Form 8-K or the exhibits thereto.

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2024, HF Sinclair Corporation (the “Company”) issued a press release announcing the Company’s first quarter 2024 results. The press release also announced a regular quarterly dividend of $0.50 per share. A copy of the Company’s press release is attached to the Original Form 8-K.

The information contained in, or incorporated into, this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                        HF SINCLAIR CORPORATION

By:    /s/ Atanas H. Atanasov
Atanas H. Atanasov
Executive Vice President and
Chief Financial Officer

Date: May 8, 2024